                                                                   EXHIBIT 99.3


CASE NAME:     NEOSTAR RETAIL GROUP, INC.         Monthly Operating Report
                                                  (third MOR)
CASE NUMBER:   396-36648-SAF-11 THROUGH           ACCRUAL BASIS
               396-36652-SAF-11                   Unaudited
               administratively consolidated

JUDGE:         Steven A. Felsenthal



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                       FISCAL NOVEMBER (11/3/96-11/30/96)


In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis 1 through Accrual Basis 6) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete except for those changes as described in Note 1. Declaration of the preparer (other than responsible party) is based on all information of which preparer has any knowledge.



RESPONSIBLE PARTY:



         /s/ OPAL P. FERRARO                 CHIEF FINANCIAL OFFICER
---------------------------------------      ----------------------------------
Original Signature of Responsible Party                  Title


OPAL P. FERRARO                                        2/11/97
---------------------------------------      ----------------------------------
Printed name of Responsible Party                        Date


PREPARER:



         /s/ AMY WESTBROOK                   FORMER ASSISTANT CONTROLLER
---------------------------------------      ----------------------------------
Original Signature of Preparer                           Title


AMY WESTBROOK                                          2/11/97
---------------------------------------      ----------------------------------
Printed name of Preparer                                 Date

Note 1


The balance sheet, income statement and schedules contained herein are as of November 30, 1996. On November 27, 1996, pursuant to court order, the Debtor sold substantially all of its assets to Software Acquisition Company, LLC. The assets and liabilities have been adjusted to reflect the transaction, however, certain adjustments will be recorded in future Monthly Operating Reports as final reconciliations are completed.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

Comparative Balance Sheet


                                                          10/5/96          11/2/96          11/30/96
                                                        ------------------------------------------------
ASSETS
1.  Unrestricted Cash                                       562,207         4,688,554         2,760,653
2.  Restricted Cash                                               0                 0        58,500,000
                                                        ------------------------------------------------
3.  Total Cash                                              562,207         4,688,554        61,260,653
4.(a) Accounts Receivable-Trade                              67,463            47,213            25,225
4.(b) Other Accounts Receivable                           3,145,047         3,399,095         2,659,246
5.  Inventory                                            79,876,315        85,041,648                 0
6.  Notes Receivable                                              0                 0                 0
7.  Prepaid Expenses (rent, store supplies......)         9,369,114         8,011,269           550,000
8.  Other (Attach  List)                                          0                 0                 0
                                                        ------------------------------------------------
9.  Total Current Assets                                 93,020,146       101,187,779        64,495,124
10. Property Plant & Equipment                          122,950,706       123,062,244        14,648,494
11. Less Accumulated Depreciation                       (61,290,805)      (62,376,883)      (14,648,494)
                                                        ------------------------------------------------
12. Net Property, Plant & Equipment                      61,659,901        60,685,361                 0
13. Due from Insiders                                             0                 0                 0
14. Other Assets Net of Amortization (Attach List)          103,026           102,492                 0
15. Other (Attach  List)                                    609,154           607,532           416,041
                                                        ------------------------------------------------
16. TOTAL ASSETS                                        155,392,227       162,583,164        64,911,165
POST-PETITION LIABILITIES
17.(a) Accounts Payable-Vendor                            2,462,545        12,382,259        15,763,457
17.(b) Miscellaneous Accounts Payable-Net                    20,499         4,296,691         1,236,635
18. Taxes Payable                                         1,339,660           882,658           371,903
19. Notes Payable                                                 0                 0                 0
20. Accrued Professional Fees                               482,641           482,641           482,641
21. Secured Debt                                         40,414,736        43,137,721        36,826,920
22. Other (Attach  List)                                  7,996,877         8,021,427         2,641,442
                                                        ------------------------------------------------
23. Total Post-Petition Liabilities                      52,716,958        69,203,397        57,322,998
PRE-PETITION LIABILITIES
24. Secured Debt                                          3,220,000         3,020,000         3,020,000*
25. Priority Debt                                         1,862,128         1,662,158         1,576,147
26. Unsecured Debt                                       67,692,993        66,349,660        62,508,227**
27. Other (Attach  List)                                  7,648,468         7,625,175        21,893,251
                                                        ------------------------------------------------
28. Total Pre-Petition Liabilities                       80,423,589        78,656,992        88,997,625
                                                        ------------------------------------------------
29. TOTAL LIABILITIES                                   133,140,547       147,860,389       146,320,623
EQUITY
30. Pre-Petition Owners' Equity                          26,322,809        26,322,809        26,322,809
31. Post-Petition Cumulative Profit (Loss)               (4,071,128)      (11,600,034)     (107,732,267)
32. Direct Charges to Equity (attach exp)                         0                 0                 0
                                                        ------------------------------------------------
33. TOTAL EQUITY                                         22,251,680        14,722,775       (81,409,458)
                                                        ------------------------------------------------
34. TOTAL LIABILITIES & EQUITY                          155,392,227       162,583,164        64,911,165


* Payment made per court order
**Certain property taxes are included in this amount. After reconciliation and review, amount will be reclassed to line 25.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


                                                          10/5/96          11/2/96          11/30/96
                                                        ------------------------------------------------

14.  Other Assets Net of Amortization

Organization Costs                                          160,162           160,162                 0
Accumulated Amortization-Organization Costs                 (57,136)          (57,671)                0
                                                        ------------------------------------------------
                                                            103,026           102,492                 0*


*Balance reduced as a result of sale of all operating assets on November 27,
1997

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


                                                            10/5/96           11/2/96          11/30/96
                                                        --------------------------------------------------
15.  Other Assets

Utility Deposits                                             86,476            84,855            32,974
Lease Deposits                                              136,916           136,916                 0
Other Deposits                                              385,762           385,762           383,067
                                                        --------------------------------------------------
                                                            609,154           607,532           416,041



CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-1
                                                                November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated



22. Other Post-Petition Liabilities                          10/5/96       11/2/96       11/30/96
                                                        ------------------------------------------------
Miscellaneous                                                 399,565        592,247         58,296
Payroll expense accruals                                    1,104,362        942,865        530,891 (2)
Store closing expense accruals                                235,845        310,338              0
Freight expense accruals                                      308,178        520,080         50,912
Accrued interest expense                                      391,669         24,875        428,503
Accrued credit card fees/accrued NSF check expense            209,565         34,808         64,449
Customer refund/gift certificate/store credit liability     2,814,351      2,967,696          5,099 (1)(4)
Insurance claims liability                                  1,056,742      1,149,557        462,334 (2)
Severance and related expense accrual                         631,437        629,042        257,485 (3)
Purchase price adjustment                                                                   775,966 (5)
Employee vacation accrual                                     845,163        845,162              0 (2)(4)
Deferred lease payment accrual                                                 3,687          6,438
Accrued overage rent                                                           1,069          1,069
                                                        ------------------------------------------------
                                                            7,996,877      8,021,427      2,641,442



(1) Per court order, we are continuing to honor and process customer refunds, gift certificates and store credits, some of which may be prepetition. We are unable to differentiate between pre and postpetition, so we classified entire liability as postpetition.
(2) Per court order, we continued to provide benefits such as vacation and medical insurance to employees until the sale of assets on November 27. We therefore classified this liability as postpetition. Reduction in liability at November 30, 1996 is due, in large part, to a change in estimate.
(3) Includes accrual of $257,485 owed under court approved retention agreements. Of this amount, payment of $153,577 is subject to further order of the court.
(4) This liability was reduced as a result of the assumption of certain liabilities by Software Acquisition Company, LLC on November 27, 1996 as part of the sale of all operating assets.
(5) Purchase price adjustment owed to Software Acquisition Company, LLC due to final inventory count totaling less than estimate paid on November 27.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-1
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated



27. Other Pre-Petition Liabilities                           10/5/96       11/2/96       11/30/96
                                                        ------------------------------------------------
Accrued Percentage Rent                                       446,578        423,355              0  **
Severance Accrual                                             153,219        153,219              0  **
Misc including reserve for uncollectible mkting funds       1,853,601      1,853,530              0  **
Deferred Lease Payment Accrual                              5,098,300      5,098,301              0  **
Store closing expense accruals                                 96,770         96,770              0  **
Canadian rent due-September                                                                  23,135
Estimate of unclaimed property reserve                                                       99,473
Lease rejection claim                                                                    21,770,643
Accrued interest expense
Accrued credit card fees/accrued NSF check expense
Customer Refund/Gift
Cert/Store Credit Liability*
Employee Vacation Accrual*
Insurance Claims Liability*
Payroll expense accruals*

                                                        ------------------------------------------------
                                                            7,648,468      7,625,175     21,893,251




* These items carried forward as postpetition obligations per court order. **These accruals were reduced as a result of the sale of all operating assets on November 27, 1996.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


Income Statement


                                                         11/2/96          11/30/96
                                                        ---------------------------
REVENUES
1. Gross Sales                                          21,312,006       14,574,914 *
2. Less Returns & Discounts                                      0                0
                                                        ---------------------------
3. Net Sales                                            21,312,006       14,574,914
COST OF GOODS SOLD
4. Cost of Sales                                        16,056,807       10,409,268
5. Freight                                                 494,499          373,018
6. Selling Fees                                            103,406          323,110
                                                        ---------------------------
7. Total Cost of Goods Sold                             16,654,712       11,105,396
                                                        ---------------------------
8. Gross Profit                                          4,657,294        3,469,518
OPERATING EXPENSES
9. Store Operating Expenses                              9,027,162        7,827,268
10. General & Administrative                             1,254,601        1,160,165
11. Total Operating Expenses                            10,281,763        8,987,433
                                                        ---------------------------
12. Income before non-operating income and expenses     (5,624,469)      (5,517,915)
OTHER INCOME & EXPENSES
13. Non-Operating Income (Attach List)                           0                0
14. Non-Operating Expense (Attach List)                          0                0
15. Interest Expense (and associated loan fees)            474,509        1,613,101 **
16. Depreciation                                         1,087,382        1,123,569
17. Amortization                                                 0                0
18. Other (Attach List)                                          0       87,871,648
                                                        ---------------------------
19. Net Other Income and Expenses                        1,561,892       90,608,318
REORGANIZATION EXPENSES
20.  Professional Fees                                           0                0
21.  U.S. Trustee Fees                                           0            6,000
22. Other (Attach List)                                    342,545                0
23. Total Reorganization Expenses                          342,545            6,000
24. Income Tax                                                   0                0
                                                        ---------------------------
25. Net Profit (Loss)                                   (7,528,906)     (96,132,233)




* The POS register system transmits sales already net of discounts and returns. **Includes bank fees of $1,209,221 originally recorded in September, 1996 to be amortized over the life of the loan. Upon the sale of all operating assets on November 27, 1996 and the subsequent termination of the loan agreement, the unamortized portion of the fees was recorded as expense.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated



Line 18: Other Income and Expense


Lease Rejection Claim                                                       21,770,643
Loss on Sale of Inventory                                                   40,594,547
Loss on Sale of Leasehold Improvements and Equipment                        37,100,679
Assumption of certain liabilities and reduction in accruals for future     (11,594,221)
  liabilities as a result of the sale of assets on November 27
                                                                          -------------
                                                                            87,871,648

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated




                                                            11/2/96     11/30/96
                                                       -----------------------------
24.  Other Reorganization Expenses

Accrual of estimated outstanding expenses                     342,545              *
                                                       ---------------
                                                              342,545



*Accrual of professional fees will be reflected in the December and January reports.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-3
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


CASH RECEIPTS AND DISBURSEMENTS


                                             11/2/96        11/30/96
                                            ---------------------------
1. Cash-Beginning of Month                      562,207      4,688,554
RECEIPTS FROM OPERATIONS
2. Cash Sales                                21,312,006     14,574,914
COLLECTION OF ACCOUNTS RECEIVABLE
3. Prepetition                                        0              0
4. Postpetition                               1,012,987         33,907
                                            ---------------------------
5. Total Operating Receipts                  22,324,993     14,608,821
NON-OPERATING RECEIPTS
6. Loans and Advances (Attach List)              21,575         19,411
7. Sale of Assets                                           58,500,000  ***
8. Other (Attach List)
                                            ---------------------------
9. Total Non-Operating Receipts                  21,575     58,519,411
                                            ---------------------------
10. Total Receipts                           22,346,568     73,128,232
                                            ---------------------------
11. Total Cash Available                    22,908,775     77,816,786
OPERATING DISBURSEMENTS
12. Net Payroll                               2,814,707      2,783,724
13. Payroll Taxes Paid                        1,010,451      1,025,332
14. Sales, Use & Other Taxes Paid             1,803,695      1,436,107
15. Secured/Rental/Leases                             0      3,951,721
16. Utilities
17. Insurance
18. Inventory Purchases                      12,127,982              0
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (See Note)                           463,386       1,042,448  **
25a.Reduction in Bank Loan Balance                           6,310,801
                                            ---------------------------
26. Total Operating Disbursements           18,220,222      16,550,133
REORGANIZATION EXPENSES
27. Professional Fees
28. U.S. Trustee Fees                                            6,000
29. Other (Attach List)                              0               0
                                            ---------------------------
30. Total Reorganization Expenses                    0           6,000
                                            ---------------------------
31. Total Disbursements                     18,220,222      16,556,133
32. Net Cash Flow                            4,126,346      56,572,099
33. Cash-End of Month                        4,688,554      61,260,653


*  Postpetition collection of customer prepetition and postpetition receivables.

** Due to system limitations, we are not able to detail cash payments by expense category beyond amounts listed are not readily available.

***Cash received for sale of assets on November 27, 1996.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-4
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


Accounts Receivable Aging**               10/5/96    11/2/96    11/30/96
                                         --------------------------------
1. 0-30                                    39,382     35,549      11,906
2. 31-60                                   17,205      8,983      10,917
3. 61-90                                    3,164      2,072       2,619
4. 91+                                     10,712      2,609       1,783
                                         --------------------------------
5. Total Accounts Receivable               70,463     49,213      27,225
6. Amount Considered Uncollectible          3,000      2,000       2,000
                                         --------------------------------
7. Accounts Receivable (Net)               67,463     47,213      25,225
                                         --------------------------------

**   A/R Trade is the only Accounts Receivable with aged balances.

     Employee receivable, Trade-in receivable, and Other Miscellaneous receivables are not aged.


AGING OF POST-PETITION TAXES AND PAYABLES    0-30         31-60        61-90         91+
                                             Days         Days         Days          Days        Total
                                         ----------------------------------------------------------------
Taxes Payable

1. Federal                                       0                                                      0
2. State (Sales Tax)                       332,960                                                332,960
3. Local                                         0                                                      0
4. Other (Canadian PST/GST)                 38,943                                                 38,943
                                         ----------------------------------------------------------------
5. Total Taxes Payable                     371,903             0            0             0       371,903


6. Accounts Payable ***                    753,839    14,494,981      514,637                  15,763,457


***Accounts Payable-Vendor is the only A/P account with aged balances.
   Other vendor adjustment accounts are not aged.



                                  Beginning        Amount                      Ending
STATUS OF POST-PETITION TAXES        Tax         Withheld or       Amount        Tax
                                  Liability        Accrued          Paid      Liability
FEDERAL

1. Withholding                           0           371,872       371,872           0
2. FICA-Employee                         0           263,440       263,440           0
3. FICA-Employer                         0           263,440       263,440           0
4. Unemployment                          0            11,461        11,461           0
5. Income                                0                 0             0           0
6. Other (Attach List)                   0                 0             0           0
                                 -------------------------------------------------------
7. Total Federal Taxes                   0           910,213       910,213           0
STATE AND LOCAL
8. Withholding                           0            79,953        79,953           0
9. Sales                           854,776           914,291     1,436,107     332,960
10. Excise                               0                 0             0           0
11. Unemployment                         0            35,166        35,166           0
12. Real Property                        0                 0             0           0
13. Personal Property                    0                 0             0           0
14a.Other-Canadian GST              15,426             6,121             0      21,547
14b.Other-Canadian PST              12,456             4,940             0      17,396
                                 -------------------------------------------------------
15. Total State and Local          882,658         1,040,471     1,551,226     371,903
I6. Total Taxes                    882,658         1,950,684     2,461,439     371,903


CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-5
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


BANK RECONCILIATIONS                                 Amount

Please See Attached Schedules                       2,635,573
Cash on sale of assets                             58,500,000
Store Change Fund (money in store cash registers)     125,080
                                                  ------------

                                                   61,260,653



INVESTMENT ACCOUNTS

                                  Date of       Type of     Purchase      Current
Bank Account Name & Number        Purchase    Instrument      Price        Value
                                                                             0
NO INVESTMENT ACCOUNTS



Currency on hand (corporate petty cash)                                      0

Total Cash - End of month                                               61,260,653
                                                                        ==========







                                                                        61,260,653


CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-6
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    Insiders

                                                                                 Total Paid
              Name               Salary  Severance   BOD Fees     T&E      This Reporting Period

1.  James McCurry              33,333.34                                            33,333.34
2.  Opal Ferraro               16,250.00                                            16,250.00
3.  Barry R. Fehrs              4,233.00  25,750.02                                 29,983.02
4.  Ron E. Freeman             11,587.50                                            11,587.50
5.  Mike Ivanich                4,720.83                                             4,720.83
6.  Roxanne M. Koepsell         7,916.67                                             7,916.67
7.  Alan Bush                  23,333.34                        776.48              24,109.82
8.  R. Richard Fontaine                                                                  0.00
9.  Jan Michiel Hessels                                                                  0.00
10. John D. Miller                                                                       0.00
11. Thomas G. Plaskett                              25,000.00                       25,000.00
12. Leonard Riggio                                                                       0.00
13. W. Mitt Romney                                                                       0.00
14. Dan DeMatteo                                                                         0.00
                         ----------------------------------------------------------------------
Total Payments                101,374.68  25,750.02 25,000.00   776.48             152,901.18


                                 Professionals

                                                  Total Paid          Total Incurred
          Name         Amt Approved     Amt Paid     to Date             and Unpaid

None paid                                      0             0                   0


As of November 30, no additional invoices have been submitted. Fee applications submitted in January, 1997 will be reflected on future Monthly Operating Reports.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-7
                                                               November, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


QUESTIONNAIRE

                                                                                                             Yes       No
 1 Have any assets been sold or transferred outside the normal course of business this
   reporting period? (See Note 1)                                                                             x
--------------------------------------------------------------------------------------------------------------------------
 2 Have any funds been disbursed from any account other than a debtor-in-possession account?                            x
--------------------------------------------------------------------------------------------------------------------------
 3 Are any postpetition receivables (accounts, notes, or loans) due from related parties?                               x
--------------------------------------------------------------------------------------------------------------------------
 4 Have any payments been made on prepetition liabilities during this reporting period?                       x            *
--------------------------------------------------------------------------------------------------------------------------
 5 Have any postpetition loans been received by the debtor from any party?                                              x
--------------------------------------------------------------------------------------------------------------------------
 6 Are any postpetition payroll taxes past due?                                                                         x
--------------------------------------------------------------------------------------------------------------------------
 7 Are any postpetition state or federal income taxes past due?                                                         x
--------------------------------------------------------------------------------------------------------------------------
 8 Are any postpetition real estate taxes past due?                                                                     x
--------------------------------------------------------------------------------------------------------------------------
 9 Are any other postpetition taxes past due?                                                                           x
--------------------------------------------------------------------------------------------------------------------------
10 Are any amounts owed to postpetition creditors delinquent?                                                 x            **
--------------------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                          x            *
--------------------------------------------------------------------------------------------------------------------------
12 Are any wage payments past due?                                                                                      x
--------------------------------------------------------------------------------------------------------------------------

* Pursuant to court order, the Debtor continued to pay wages and payroll taxes, some of which may have been prepetition. Also, per court order, we have continued to process customer refunds, some of which may have been prepetition.

**November store rent due November 1, 1996 was delinquent 11/2/96. It has subsequently been paid. Some A/P inventory invoices were past due also. Many postpetition balances are delinquent pending payment per further order of the court.

INSURANCE

                                                                                                             Yes            No
1 Are workers compensation, general liability and other necessary insurance coverages in effect?              x
2 Are all premium payments paid current?                                                                      x              *
3 Please itemize policies below.



                                                   Period           Annual                           Amount
    Type of Policy        Insurance Carrier        Covered          amount        Frequency       Outstanding
--------------------------------------------------------------------------------------------------------------

Auto-NY                Atlantic Mutual Ins.    11/l/95-11/l/96        1,591    10 installments             0
Auto-VA                Atlantic Mutual Ins.    11/l/95-11/l/96        1,264    10 installments             0
Auto-MA                Atlantic Mutual Ins.    11/l/95-11/l/96        2,051    10 installments             0
Auto-Out of state      Atlantic Mutual Ins.    11/l/95-11/l/96        3,460    10 installments             0
Auto-TX                Atlantic Mutual Ins.    11/l/95-11/l/96        2,495    10 installments             0
Workers' compensation  Atlantic Mutual Ins.    11/l/95-11/l/96      780,346    10 installments             0
Property               Atlantic Mutual Ins.    11/l/95-11/l/96      213,713    10 installments             0
General liability      Atlantic Mutual Ins.    11/l/95-11/l/96       16,144    10 installments             0
Umbrella-primary       Atlantic Mutual Ins.    11/l/95-11/l/96       30,500    10 installments             0
Umbrella-excess        Chubb Ins. Companies    11/l/95-11/l/96       18,000    annually                    0


*Interim coverage was established for the period of 11/2/96 through 11/26/96.
 Subsequent to the sale of assets on November 26, the insurance policies were cancelled.

                           List of Omitted Schedules

1. Employee Loan Payroll Deductions Received Postpetition (See Cash Receipts and Disbursements)

2. Store Bank Balances, including Credit Card and Canadian Accounts (See Bank Reconciliations)

3.   Bank Reconciliation Analysis (See Bank Reconciliations)